Exhibit 99.4

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F	COL. G	COL. H	COL. I	COL. J
Segment	Deferred Policy Acquisition Costs	Future Policy Benefits and Claims	Unearned Premiums	Stable Value Products, Annuity Contracts and Other Policyholders’ Funds	Net Premiums and Policy Fees	Net Investment Income(1)	Benefits and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses(1)
Year Ended
December 31, 2003:
Life Marketing	$1,185,102	$4,846,032	$1,854	$62,641
Acquisitions	385,042	3,185,708	354	917,402	$198,653	$229,913	$253,785	$66,078	$(50,379)
Annuities	101,096	593,119	5,329	2,618,571	213,912	246,143	291,768	32,690	41,537
Stable Value Products	7,186			4,520,956	26,265	224,330	197,955	38,196	23,969
Asset Protection	175,264	189,028	691,254	5,739		233,104	186,565	2,279	5,349
Corporate and Other	9,878	89,043	44,860	189,969	244,566	36,423	142,169	80,320	80,544
Adjustments(2)		47,161	76	189	52,278	10,830	51,835	5,544	38,079
TOTAL	$1,863,568	$8,950,091	$743,727	$8,315,467	$735,674	$980,743	$1,124,077	$225,107	$139,099
Year Ended
December 31, 2002:
Life Marketing	$973,631	$4,031,021	$318	$48,558	$220,184	$208,451	$228,225	$117,836	$(41,501)
Acquisitions	435,592	3,240,407	395	1,040,855	224,485	252,147	301,400	35,245	45,395
Annuities	93,140	571,109		2,742,642	25,826	220,433	186,107	24,669	26,037
Stable Value Products	4,908			3,930,668		246,098	196,576	2,304	4,946
Asset Protection	191,840	243,809	812,919	8,714	285,851	41,372	204,069	75,108	88,275
Corporate and Other	10,143	97,175	29,248	115,708	53,697	3,307	50,708	12,500	31,418
Adjustments(2)		63,775	286	3,567
TOTAL	$1,709,254	$8,247,296	$843,166	$7,890,712	$810,043	$971,808	$1,167,085	$267,662	$154,570
Year Ended
December 31, 2001:
Life Marketing					$120,996	$178,866	$190,538	$41,399	$(22,957)
Acquisitions					182,432	187,535	238,877	20,500	41,684
Annuities					28,145	167,809	137,204	24,021	24,073
Stable Value Products						261,079	222,306	1,662	3,961
Asset Protection					236,266	46,963	141,789	53,749	78,311
Corporate and Other					50,829	(7,049)	41,910	5,727	26,969
TOTAL					$618,668	$835,203	$972,624	$147,058	$152,041

(1)          Allocations of Net Investment Income and Other Operating Expenses are based on a number of assumptions and estimates and results would change if different methods were applied.

(2)          Balance Sheet adjustments represent the inclusion of assets related to discontinued operations.

SCHEDULE IV — REINSURANCE

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(dollars in thousands)

COL. A	COL. B	COL. C	COL. D	COL. E	COL. F
	Gross Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount to Assumed Net
Year Ended
December 31, 2003:
Life insurance in force	$324,318,517	$292,740,795	$22,176,303	$53,754,025	41.3%
Premiums and policy fees:
Life insurance	$1,011,553	$765,276	$247,592	$493,869	50.1%
Accident/health insurance	99,023	61,644	59,633	97,012	61.5%
Property/liability insurance	170,322	91,015	65,688	144,995	45.3
Total	$1,280,898	$917,935	$372,913	$735,876
Year Ended
December 31, 2002:
Life insurance in force	$248,994,479	$219,025,215	$21,523,110	$51,492,374	41.8%
Premiums and policy fees:
Life insurance	$831,129	$532,738	$235,198	$533,589	44.1%
Accident/health insurance	103,858	61,512	44,337	86,683	51.1%
Property/liability insurance	194,601	143,908	110,543	161,236	68.6
Total	$1,129,588	$738,158	$390,078	$781,508
Year Ended
December 31, 2001:
Life insurance in force	$191,105,512	$171,449,182	$23,152,614	$42,808,944	54.1%
Premiums and policy fees:
Life insurance	$774 294	$565,130	$198,832	$407,996	48.7%
Accident/health insurance	181,509	122,747		58,762	0.0%
Property/liability insurance	158,890	83,274	76,295	151,911	50.2%
Total	$1,114,693	$771,151	$275,127	$618,669

SCHEDULE V – VALUATION ACCOUNTS

PROTECTIVE LIFE INSURANCE COMPANY AND SUBSIDIARIES

(dollars in thousands)

COL. A	COL. B	COL. C		COL. D	COL. E
		Additions
Description	Balance at beginning of period	(1) Charged to costs and expenses	(2) Charges to other accounts	Deductions	Balance at end of period
2003
Allowance for Uncollected Reinsurance Receivable	$24,833	$0	$0	$18,371	$6,462
2002
Allowance for Uncollected Reinsurance Receivable	$0	$0	$24,833	$0	$24,833